UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2011

GREAT AMERICAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54010	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21860 Burbank Boulevard, Suite 300 South Woodland Hills, California		91367
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 884-3737

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On July 26, 2011 and August 3, 2011, Great American Group, Inc. (the “Company”) entered into individual waivers and amendments with certain Phantom Equityholders, including executive officers of the Company, which extended the payment date for $1,418,230.70 of the $1,724,124.58 of principal amount originally due and payable on July 31, 2011. Of the $1,418,230.70 principal amount that was originally due on July 31, 2011, two of the Phantom Equityholders extended the payment date for an aggregate amount $648,863.72 until August 31, 2011, one of the Phantom Equityholders extended the payment for an aggregate amount of $296,623.41 until October 15, 2011, and the two other Phantom Equityholders extended the payment date for an aggregate amount $472,743.57 until December 15, 2011. Interest will accrue at each of the notes respective note rates until the principal amount is paid. The Company continues to have the right to prepay the extended amounts prior to extended due dates.

In addition, effective July 31, 2011, the Company entered into individual amendments that increased the principal amount of the promissory notes with Andy Gumaer and Harvey Yellen, the two former Great American Members, both of whom are executive officers and directors of the Company, by an aggregate amount of $1,762,360.20 of accrued interest that was originally due on July 31, 2011. The addition to the principal amount will accrue interest at the note rate of 3.75% and continue to be subject to annual prepayments based upon the Company’s cash flow and the maintenance of a minimum adjusted cash balance as provided in the notes prior to the capitalization of the accrued interest. As a result, the principal balance of the promissory notes to the two former Great American Members increased from an aggregate amount of $46,996,272.05 to $48,758,632.25.

The preceding summary of the material provisions of the Phantom Equityholder waivers is qualified in its entirety by reference to the complete text of the form of Phantom Equityholder waivers which is filed as Exhibit 10.1 to this current report on Form 8-K. The preceding summary of the material provisions of the amendment to the Great American Member promissory notes is qualified in its entirety by reference to the complete text of the form of amendment to the Great American Member promissory notes which is filed as Exhibit 10.2 to this current report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference to this Item.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 above is incorporated by reference to this Item.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Waiver to Subordinated Unsecured Promissory Note with Phantom Equityholders

10.2	Form of Amendment No. 2 to Subordinated Unsecured Promissory Note, effective July 31, 2011, by and between the Company and each of the Great American Members

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 4, 2011	GREAT AMERICAN GROUP, INC.

	By:	/s/ PAUL S. ERICKSON
		Name:	Paul S. Erickson
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of Waiver to Subordinated Unsecured Promissory Note with Phantom Equityholders

10.2	Form of Amendment No. 2 to Subordinated Unsecured Promissory Note, effective July 31, 2011, by and between the Company and each of the Great American Members